UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 22, 2021

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland	D04 E5W7
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code 011-353-1-634-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	JAZZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On March 22, 2021, in connection with discussions with certain investors, Jazz Pharmaceuticals plc (“Jazz”) plans to disclose to such investors the pro forma combined EBITDA of Jazz and GW Pharmaceuticals plc (“GW”) assuming certain expected cost synergies in connection with the proposed acquisition by Jazz of GW (the “Acquisition”) pursuant to a Transaction Agreement, dated February 3, 2021, by and among Jazz, GW and Jazz Pharmaceuticals UK Holdings Limited (the “Pro Forma EBITDA Information”). A copy of the Pro Forma EBITDA Information is attached as Exhibit 99.1 to this report and is incorporated herein by reference. Jazz further plans to disclose that, after giving effect to the Acquisition, the pro forma cash, cash equivalents and investments of the combined company would have been approximately $465 million as of December 31, 2020 (the “Pro Forma Cash Information”). The Pro Forma Cash Information gives effect to the Acquisition as if it had occurred at December 31, 2020, and further assumes the payment of fees and expenses related to the Acquisition, the repayment of the aggregate principal amount of Jazz’s existing senior credit facility and Jazz’s planned borrowings in connection with the Acquisition. The Pro Forma EBITDA Information and the Pro Forma Cash Information (together, the “Pro Forma Information”) are being provided for illustrative purposes only, have not been prepared in accordance with the rules of the Securities and Exchange Commission, including Item 10(e) of Regulation S-K and Article 11 of Regulation S-X, and therefore do not reflect all of the adjustments that would be required to comply with Regulation S-K, Regulation S-X or any other rule or regulation of the Securities and Exchange Commission. In addition, the Pro Forma Information does not purport to indicate the results that would have been obtained had the Acquisition occurred or the results that may be realized in the future.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission that any information in this report is material or required to be disclosed by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Information Made Available, dated March 22, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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Forward-Looking Statements

This communication contains forward-looking statements regarding Jazz and GW, including, but not limited to, statements related to the proposed acquisition of GW and the anticipated timing, results and benefits thereof, including the potential for Jazz to accelerate its growth and neuroscience leadership, and for the acquisition to provide long-term growth opportunities to create shareholder value; Jazz’s expected financing for the transaction; and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jazz’s or GW’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Jazz’s and GW’s ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and shareholder approvals, the sanction of the High Court of Justice of England and Wales and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of GW and Jazz management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that GW’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Jazz’s ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the acquisition; GW’s dependence on the successful commercialization of Epidiolex/Epidyolex and the uncertain market potential of Epidiolex; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that GW may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that GW may be unable to obtain regulatory approvals of any of its product candidates, including nabiximols and Epidiolex for additional indications, in a timely manner or at all; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Jazz’s ordinary shares or GW’s American depositary shares or ordinary shares; the possibility that, if Jazz does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jazz’s ordinary shares could decline; potential litigation associated with the possible acquisition; regulatory initiatives and changes in tax laws; market volatility; and other risks and uncertainties affecting Jazz and GW, including those described from time to time under the caption “Risk Factors” and elsewhere in Jazz’s and GW’s Securities and Exchange Commission (the “SEC”) filings and reports, including Jazz’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, GW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, GW’s definitive proxy statement filed with the SEC on March 15, 2021 and future filings and reports by either company. In addition, while Jazz and GW expect the COVID-19 pandemic to continue to adversely affect their respective business operations and financial results, the extent of the impact on the combined company’s ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives and the value of and market for its ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which Jazz or GW are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Jazz or GW on their respective websites or otherwise. Neither Jazz nor GW undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2021	JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

	By:	/s/ Neena M. Patil
		Name:	Neena M. Patil
		Title:	Chief Legal Officer and SVP, Legal and Corporate Affairs